

swn
Southwestern Energy®

Acquisition of Indigo Natural Resources

June 2021

NYSE: SWN
www.swn.com

Cautionary Statements

Southwestern Energy

Investor Relations Contacts

investor_relations@swn.com

Brittany Raiford
832.796.7906

Bernadette Butler
832.796.6079

Forward-Looking Statements

Certain statements and information herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The words "believe," "expect," "anticipate," "plan," "predict," "intend," "seek," "foresee," "should," "would," "could," "attempt," "appears," "forecast," "outlook," "estimate," "project," "potential," "may," "will," "likely," "guidance," "goal," "model," "target," "budget" and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. Examples of forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of Indigo Natural Resources LLC (the "Proposed Transaction"), expected synergies and other benefits from and costs in connection with the Proposed Transaction, estimated financial metrics giving effect to the Proposed Transaction, our financial position, business strategy, production, reserve growth and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see "Risk Factors" in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids ("NGLs"), including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to COVID-19 or other public health crises and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; our ability to fund our planned capital investments; a change in our credit rating, an increase in interest rates and any adverse impacts from the discontinuation of the London Interbank Offered Rate; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions or the Proposed Transaction; costs in connection with the Proposed Transaction; the consummation of or failure to consummate the Proposed Transaction and the timing thereof; costs in connection with the Proposed Transaction; integration of operations and results subsequent to the Proposed Transaction; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Cautionary Note to U.S. Investors

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We use the terms "resource" and "EUR" in this presentation that the SEC's guidelines prohibit us from including in filings with the SEC. The quarterly reserves data included in this release are estimates we prepared that have not been audited by our independent reserve engineers. All such estimates are inherently more speculative than estimates of proved reserves and are subject to substantially greater risk of actually being realized. U.S. investors are urged to consider closely the oil and gas disclosures and associated risk factors in our Form 10-K and other reports and filings with the SEC. Copies are available from the SEC and from the SWN website.

Use of Non-GAAP Information

This presentation contains non-GAAP financial measures, such as adjusted net income, adjusted EBITDA and net cash flow, including certain key statistics and estimates. We report our financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP"). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. Please see the Appendix for definitions and reconciliations of the non-GAAP financial measures that are based on reconcilable historical information.

Additional Information

Important Additional Information will be Filed with the SEC

This presentation is being made in respect of the proposed acquisition (the "Proposed Transaction") of Indigo Natural Resources LLC ("Indigo") by Southwestern Energy Company ("SWN"). The issuance of the stock consideration for the Proposed Transaction will be submitted to the shareholders of SWN for their approval. In connection with the proposed transaction, SWN will file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement (the "proxy statement"). INVESTORS AND SHAREHOLDERS OF SWN ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BY SWN, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SWN, INDIGO, THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by SWN with the SEC may be obtained free of charge at the SEC's website, at www.sec.gov or through SWN's website at www.swn.com. These documents may also be obtained free of charge from SWN by requesting them by mail at Investor Relations, 10000 Energy Drive, Spring, Texas 77389, or by telephone at (832) 796-7906.

Participants in the Solicitation

SWN and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from SWN's shareholders with respect to the approval of the issuance of shares of SWN common stock in the Proposed Transaction. Information regarding the ownership of SWN's stock and other securities by SWN's directors and executive officers is included in SEC filings on Forms 3, 4, and 5, which can be found through SWN's website (www.swn.com) or through the SEC's website at www.sec.gov. Information can also be found in SWN's other SEC filings, including the company's Annual Report on Form 10-K for the fiscal year ended 2020 filed with the SEC on March 1, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders filed with the SEC on April 8, 2021. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Proposed Transaction. Shareholders should read the proxy statement carefully when it becomes available before making any voting or other decisions.

Use of Projections

The financial, operational, industry and market projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SWN's and Indigo's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Forward-looking Statements" above.

Shareholder Returns Driven Strategy

Leading natural gas powerhouse in a low carbon future

Southwestern Energy

CREATE SUSTAINABLE VALUE

- Deliver free cash flow
- Enhance returns from disciplined capital allocation
- HSE / ESG is a core value
- Efficiently convert resource to reserves
- Drive value through development of organic and/or acquired Tier 1 assets

PROTECT FINANCIAL STRENGTH

- Invest in highly economic projects that deliver strong corporate returns
- Maintain stringent cost management
- Expand margins
- Hedge to reduce commodity and basis risk while responsibly retaining access to upside
- Reduce debt

INCREASE SCALE

- Disciplined approach in evaluating strategic opportunities, considering economics, balance sheet, free cash flow and returns
- Prioritize transactions that enhance returns and deliver synergies
- Leverage track record of successful integration and execution
- Position SWN to capture the tangible benefits of scale

PROGRESS BEST-IN-CLASS EXECUTION

- Leverage competitive advantage in operated large-scale developments
- Further enhance well performance and reduce base decline
- Continue to integrate innovative technology
- Accelerate capital and operational efficiencies to drive down costs
- Optimize commercial and marketing agreements
- Vertical integration as a competitive advantage

Transaction Overview

SWN Southwestern Energy

Transaction

- Total consideration of $2.7 billion
  - $400MM of cash
  - Approximately 339MM shares of SWN stock[1]
  - Assume $700MM of 5.375% senior notes due 2029
- Attractive valuation for acquired assets, well below SWN multiple
  - Consideration of 3.8x estimated enterprise value to 2022 EBITDA[2]

Indigo Natural Resources

- Core dry gas assets across stacked pay Haynesville and Bossier interval, adding over 1,000 locations
- High-margin assets with direct access to Gulf Coast LNG corridor
- Strong balance sheet with low leverage and material free cash flow generation

Conditions and timing

- Subject to approval by SWN shareholders
- Expected to close early in the fourth quarter of 2021
- SWN shareholders will own approximately 67% of combined company
- Subject to customary closing conditions and regulatory approvals

1) Estimate calculated using $1.6 billion of equity consideration divided by the 30-day VWAP of $4.72 as of May 28, 2021 market close.
2) Calculated using the $2.7 billion consideration divided by estimated Indigo 2022 EBITDA inclusive of synergies and capitalizing a portion of expected G&A.

Disciplined Transaction Delivering the Benefits of Scale

swn
Southwestern Energy®

Accretive to all key financial metrics, including per share metrics

Enhances free cash flow with expanded margins

Further **strengthens** balance sheet

Multi-basin natural gas exposure

Adds **high-return** dry gas inventory and proved reserves

Core competency in large scale natural gas development

Attractive valuation



Appalachia
Net Acres: 789,218[1]
YE 2020 Proved Reserves: 11.9 Tcfe[1]
2022E Net Production: 3.0 Bcfe/day[3]
Haynesville
Net Acres: 149,000[2]
YE 2020 Proved Reserves: 3.1 Tcf[1]
2022E Net Production: 1.1 Bcf/day[3]

Combining core positions across the two premier US natural gas basins

1) *As of December 31, 2020. Indigo YE 2020 Proved Reserves adjusted for divestiture of Cotton Valley assets.*
2) *As of June 1, 2021, adjusted for sale of Cotton Valley assets. Represents net surface acres. Total of 275,000 net effective acres.*
3) *2022E Net Production assumes maintenance capital investment in 2022. Net production expected to be approximately 85% natural gas.*

Transaction Aligns with SWN Strategy

Combining strengths to further enhance corporate returns

swn
Southwestern Energy®

CREATE SUSTAINABLE VALUE

~$1.2 billion cumulative free cash flow from 2021 to 2023(1)

Increased core inventory; competitive throughout portfolio

PROTECT FINANCIAL STRENGTH

Below 2x sustainable leverage starting in 2021

12% increase in E&P margin per Mcfe(2)

PROGRESS BEST-IN-CLASS EXECUTION

Low cost transportation to high value markets

Greater efficiencies from vertical integration

INCREASE SCALE

4 Bcfe/day capturing benefits of increased scale

$20 million in G&A synergies

NOTE: Estimates based on strip prices as of April 30, 2021. See page 2 for cautionary statement on forward-looking statements. See page 17 for explanation of non-GAAP measures.
1) Assumes partial year of acquired free cash flow in 2021.
2) Based on estimated 2022 improvement comparing SWN standalone to estimated pro forma. Margin defined as weighted average realized price less LOE, G&A and TOTI.

Indigo Asset Base

Providing high-quality core acreage with a strong balance sheet

swn Southwestern Energy®

KEY METRICS	
2022E Net Production[1]	1.1 Bcfe/day
YE 2020 Proved Reserves[2]	3.1 Tcfe
Inventory Locations[2]	1,090
Producing Wells	330
Working Interest[3]	95%
Net Effective Acres[4]	275,000
Net Surface Acres[4]	149,000
% Held by Production	91%
% Operated[5]	99%

Acquired Acreage


RED RIVER
DESOTO
LOUISIANA
NATCHIT
SABINE
TEXAS

Proven stacked pay inventory across core Haynesville and core Bossier acreage in Northern Louisiana

1) Assumes maintenance capital investment in 2022. Based on strip prices as of April 30, 2021.
2) As of December 31, 2020, using SEC prices and adjusted for divestiture of Cotton Valley assets.
3) Working interest based on operated producing wells drilled since 2016.
4) As of June 1, 2021 adjusted for the sale of Cotton Valley assets. Net effective acres includes 149,000 net acres in Haynesville and 126,000 net acres in Bossier.
5) Percent operated based on current net production. Approximately 95% of acreage is operated.

Acquisition Adds High-Quality Inventory

Core acreage position providing competitive economics

- Haynesville is one of the two premier natural gas basins in the U.S.
- Acquisition further expands core natural gas inventory
- Adds over 1,000 high margin locations
- 9 Tcf of resource potential across stacked pay Haynesville and Bossier intervals
- Haynesville and Bossier exhibit consistent performance across acreage position
- Premium product pricing with direct access to Gulf Coast LNG corridor

Adding High Quality Resource Potential in the Core of the Haynesville and Core of the Bossier

	Resource	Locations(1)
Bossier	5 Tcf	570
Haynesville	4 Tcf	520
Total	**9 Tcf**	**1,090**


TEXAS
LOUISIANA
SWN acreage
Haynesville Core
Bossier Core

1) As of December 31, 2020 adjusted for divestiture of Cotton Valley assets.

Accretive to Key Financial Metrics

swn Southwestern Energy®

- All key financial metrics improve as a result of Indigo's high margin production, low leverage and free cash flow generation
- Margin expansion primarily related to Indigo's proximity to the Gulf Coast LNG corridor
- Includes $20 million of expected G&A synergies

Preliminary 2022E	SWN	Pro Forma
EBITDA ($B)[(1)]	$1.3	$2.0
Net cash flow ($B)[(1)]	$1.2	$1.9
Capital investment ($B)	$0.9	$1.4
Free cash flow ($B)[(1)]	$0.24	$0.47
Reinvestment rate[(1,2)]	79%	75%
Net debt to EBITDA[(1)]	2.1x	1.7x
E&P margin ($ per Mcfe)[(3)]	$1.15	$1.30
Net production (Bcfe/day)	3.0	4.1

Key financial metric improvement[(4)]

NET CASH FLOW
58% Increase

FREE CASH FLOW
96% Increase

NET DEBT TO EBITDA
0.4x Decrease

MARGIN PER MCFE
12% Increase

NOTE: Preliminary 2022 estimates based on $2.75 NYMEX and $58 WTI. See page 2 for cautionary statement on forward-looking statements.
1) EBITDA, net cash flow, free cash flow, and net debt to EBITDA are Non-GAAP measures. See explanation on page 17.
2) Reinvestment rate defined as capital investment divided by net cash flow.
3) Margin defined as weighted average realized price less LOE, G&A and TOTI.
4) Estimated 2022 improvement comparing SWN standalone to estimated pro forma. See page 2 for cautionary statement on forward-looking statements.

Shareholder-Focused Value Creation

Southwestern Energy

Cash Flow Per Debt Adjusted Share



$1.00
$0.50
$0.00
2022E
~15%
Increase

Earnings Per Share



$1.00
$0.50
$0.00
2022E
~10%
Increase

Cash Flow Per Share



$2.00
$1.00
$0.00
2022E
~10%
Increase

Free Cash Flow Per Share



$0.50
$0.25
$0.00
2022E
~30%
Increase

SWN | Pro Forma

NOTE: Based on strip prices as of April 30, 2021. See page 2 for cautionary statement on forward-looking statements. Per share metrics assume 677MM SWN shares before acquisition and 1,016MM shares on a pro forma basis, which includes 339MM shares issued to Indigo.

Further Strengthening the Balance Sheet

FREE CASH FLOW

Reduces debt and accelerates ability to return capital to shareholders

INCREASED SCALE

Offers credit upgrade opportunity and lowers cost of capital

<2x SUSTAINABLE LEVERAGE

Projected starting **2021**

Pro Forma Senior Notes Maturity Schedule ($MM)[1]



Maintains strong maturity runway
Expect to redeem with free cash flow
$0
$207
4.10%
$0
$0
$856
4.95%
$618
7.50%
$440
7.75%
$350
8.375%
$700
5.375%
2021
2022
2023
2024
2025
2026
2027
2028
2029

NOTE: Leverage estimates based on strip pricing as of April 30, 2021. SWN had $567 million drawn and $233 million letters of credit outstanding on its credit facility as of March 31, 2021. Indigo had $69 million drawn on its credit facility as of March 31, 2021, pro forma for its recent sale of non-core Cotton Valley assets. The Indigo credit facility is expected to be completely paid down before close.

1) Principal value as of March 31, 2021. Percentages in white indicate interest rate for each maturity. Interest rate on notes due 2025 subject to adjustments related to bond ratings. As of March 31, 2021, the rate on the 2025 notes was 6.45%.

Haynesville Positioned Near Premium Markets

Supplying growing LNG demand

swn Southwestern Energy®

Natural gas sales NYMEX-based with low-cost transportation

- Strategic connectivity from wellhead of acquired acreage to inlet of LNG plants and industrial markets in Southwest Louisiana
- Multiple delivery points provide flow assurance and competitive pricing
- Firm sales agreements with fixed basis differentials

Differential to NYMEX

	Transportation (1)		Location (2)
Year	Total Firm Transportation and Firm Sales (MMBtu/d)	Average Rate per MMBtu	Average Basis per MMBtu
2022E	1,312,500	($0.03)	($0.09)

1) Rate per MMBtu based on estimated 2022 production and April 30, 2021, contracted takeaway and firm sales.

2) Basis as of April 30, 2021. Includes basis differentials, transportation variable cost, physical basis sales, third-party transportation charges and fuel charges, and excludes financial basis derivatives.



Perryville
ETC Tiger / Gulf South
Acadian
LEAP
Midcoast
FGT Z2 / Transco 65
Gillis Hub
Cameron
Creole Trail
TETCO
TransCameron
FGT Z1 / Tetco STX
Sabine Pass
Cameron
Calcasieu Pass
LNG facility
Market sales location

Expanded Portfolio Delivers Gas to Highest Value Markets

swn Southwestern Energy®

Basin diversification mitigates risk and complements existing portfolio

- Transportation portfolio will deliver to premium sales locations with low cost
- Direct access to growing demand in Gulf Coast LNG corridor, supplementing Greater Appalachia sales locations with premium winter pricing
- Provides stability and diversity with multiple sales locations in Greater Appalachia and Gulf Coast

Differential to NYMEX

	Transportation (1)		Location (2)
Year	Total Firm Transportation and Firm Sales (MMBtu/d)	Average Rate per MMBtu	Average Basis per MMBtu
2022E	4,091,500	($0.26)	($0.38)

1) *Rate per MMBtu based on estimated 2022 production and April 30, 2021, contracted takeaway and firm sales. Estimates for natural gas differentials includes all commitment costs.*

2) *Basis as of April 30, 2021. Includes basis differentials, transportation variable cost, physical basis sales, third-party transportation charges and fuel charges, and excludes financial basis derivatives.*



2022E: 1%
Canada
Dawn
2022E: 37%
Greater Appalachia
Dominion
TCO Pool
TGP 219/313
Transco Leidy
Tetco M2
2022E: 2%
Mid-West
ANR Shelbyville
TGT Lebanon
2022E: 10%
City Gate
Algonquin
Tetco M3
TGP Z6 South
Transco Z5
Transco Z6 NY
2022E: 32%
LNG Corridor
NYMEX-based
2022E: 18%
Gulf Coast
CGT Mainline
FGT Z2
Sonat LA
Transco Z3
Trunkline Z1A

NOTE: Percentages on map approximate 2022 sales by location based on estimated production, firm transportation and firm sales.

Operational Expertise Provides Advantage in New Basin

BEST-IN-CLASS EXECUTION

Positioned for Success in Haynesville

- Experienced multi-basin operator
- Proficiently integrated previous acquisitions
- Competitive advantage in large-scale natural gas development
- Talented marketing team experienced with Gulf Coast markets
- Key Haynesville operating and technical capabilities expected to be retained
- Vertically integrated business provides upside value opportunities
- Proven operational execution, including well cost reductions and base decline management

Why Invest in SWN?

SWN Southwestern Energy®

DISCIPLINED CAPITAL ALLOCATION
Asset flexibility with diverse commodity profile competing for capital and enhancing returns

FREE CASH FLOW
Maintenance capital program delivering meaningful free cash flow

BALANCE SHEET STRENGTH
Low leverage and leading debt maturity runway

OPERATIONAL EXCELLENCE & LOGISTICS MANAGEMENT
SWN-owned and operated drilling rigs and frac fleet; integrated piped water systems

MARGIN ENHANCING LIQUIDS PRODUCTION
Highest condensate yield acreage in Appalachia

TIER 1 NATURAL GAS ASSET BASE
Highly economic dry gas inventory across Appalachia and Haynesville

STRINGENT COST MANAGEMENT
Top quartile well costs; broad reductions across all expense categories

DIVERSE TRANSPORTATION PORTFOLIO
Delivering to premium markets

RECOGNIZED ESG LEADERSHIP
Low GHG and methane intensity; recognized chemical disclosure and management; leading corporate governance standards

PROVEN MANAGEMENT TEAM
Highly experienced, dynamic team focused on long-term value creation

Delivering today, capturing tomorrow

Explanation of Non-GAAP Measures

Net debt is defined as short-term debt plus long-term debt less cash and cash equivalents. EBITDA is defined as net income (loss) plus interest, income tax expense (benefit), depreciation, depletion and amortization, expenses associated with the restructuring charges, impairments, legal settlements and gains (losses) on unsettled derivatives less gains (losses) on sale of assets and gains on early extinguishment of debt over the prior 12-month period. Net cash flow is defined as cash flow from operating activities before changes in operating assets and liabilities. Free cash flow is defined as net cash flow less accrual-based capital expenditures and estimates free cash flow for future periods is based on strip pricing as of April 30, 2021. Southwestern has included information concerning Net debt / EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. Net debt / EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Net debt / EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. These adjusted amounts are not a measure of financial performance under GAAP.

The Company does not provide a reconciliation to estimated Free Cash Flow because the Company does not provide the GAAP financial measures of net income or loss or net cash provided by operating activities on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof including, but not limited to capital expenditures, production and realized prices for production. These items are inherently uncertain and depend on various factors, many of which are beyond its control. As such, any associated estimate and its impact on GAAP performance and cash flow measures could vary materially based on a variety of acceptable management assumptions.